Exhibit 10.16

AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”), dated as of May 7, 2024, is entered into by and between Zevra Therapeutics, Inc. (the “Company”) and Neil F. McFarlane (“Executive”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Employment Agreement (as defined below).

RECITALS

WHEREAS, the Company and Executive are parties to that certain Executive Employment Agreement, effective as of October 10, 2023 (the “Employment Agreement”), which sets forth the terms and conditions of Executive’s employment with the Company and its affiliates; and

WHEREAS, the Company and Executive desire for the Employment Agreement to be amended as set forth herein.

NOW, THEREFORE, in consideration of Executive’s continued service with the Company and its subsidiaries and affiliates, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Executive hereby agree as follows:

AGREEMENT

1.	The first sentence of Section 2.F. (Commuting Expenses) is hereby amended and restated in its entirety to read as follows:

“During the period beginning on the Effective Date and ending on October 31, 2024, so long as Executive remains an employee of Company, Company will reimburse Executive for reasonable commuting expenses (including airfare and lodging) to Celebration, Florida, less deductions and withholdings required by applicable law, if any (the “Commuting Expenses”).”

2.

All other provisions of the Employment Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Employment Agreement except to the extent specifically provided for herein. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment effective as of the Amendment Effective Date.

ZEVRA THERAPEUTICS, INC.

By:             /s/ R. LaDuane Clifton

Name:   LaDuane Clifton

Title:     Chief Financial Officer

EXECUTIVE

   /s/ Neil. F. McFarlane

Neil F. McFarlane